UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1030 Broad Street Suite 102 Shrewsbury, NJ	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 898-6308

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

InterCloud Systems, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”) has embarked upon a plan to realign its business strategy and reduce the convertible debt on its balance sheet. In that regard, the Company has sold a non-core business division of one of its wholly-owned subsidiaries, ADEX Corporation (“ADEX”), and has used the proceeds to eliminate $3,625,000 of secured convertible debt from its balance sheet.

Asset Purchase Agreement

On February 28, 2017, we entered into an Asset Purchase Agreement (the “APA”) with ADEX and HWN, Inc., a Delaware corporation (“HWN”), pursuant to which HWN purchased from ADEX and the Company ADEX’s High Wire Networks division, in consideration of a $4 million cash payment (the “Purchase Price”) to the Company, with an expected additional $900,000 cash payment in respect of a working capital adjustment to the Purchase Price to be paid to the Company in August 2017, all in accordance with the terms and conditions of the APA.

Reduction of Debt Obligations to Holder and Holder Affiliate

Consent

In connection with the execution of the APA, we executed a Consent, dated as of February 28, 2017 (the “Consent”), with the Holders (as defined below), in order to, among other things, (i) obtain the Holders’ consent to the Company’s execution of the APA; (ii) amend that certain Debenture, dated December 29, 2015 (as subsequently amended and restated, the “Debenture”), issued by the Company to the Holder party thereto (the “Holder), to modify the conversion price at which the Debenture converts into Common Stock of the Company (“Common Stock”) from the lowest of (a) $0.2043 per share, (b) 80% of the average VWAPs (as defined in the Debenture) for each of the five consecutive trading days immediately prior to the applicable conversion, and (c) 85% of the VWAP (as defined in the Debenture) for the trading day immediately preceding the applicable conversion ((a)-(c), the “Old Conversion Prices”), to the lower of (a) $0.04 per share and (b) 80% of the lowest daily VWAP (as defined in the Debenture) for the thirty consecutive trading days immediately prior to the applicable conversion (the “New Conversion Prices”); (iii) amend that certain Convertible Note, dated February 18, 2016 (as subsequently amended and restated, the “Convertible Note”), issued by the Company and VaultLogix, LLC, a Delaware limited liability company (“VaultLogix”) to an affiliate of the Holder (the “Holder Affiliate”, and together with the Holder, the “Holders”), to modify the conversion price at which the Convertible Note converts into Common Stock from the Old Conversion Prices to the New Conversion Prices; (iv) amend that certain Senior Secured Note, dated May 17, 2016 (as subsequently amended and restated, the “2.7 Note”), issued by the Company to the Holder, to modify the conversion price at which the 2.7 Note converts into Common Stock from the Old Conversion Prices to the New Conversion Prices; and (v) apply $3,625,000 of the Purchase Price received in connection with the APA to payments to the Holder in respect of the Convertible Note, as more particularly set forth in the Consent.

Exchange Agreement

We also executed a Securities Exchange Agreement, dated as of February 28, 2017 (the “Exchange Agreement”), with the Holder, pursuant to which the Holder agreed to exchange its additional investment rights under Section 4.13 of that certain Securities Purchase Agreement, effective as of December 29, 2015, by and between the Company and the Holder, in consideration of the Company’s execution and delivery to the Holder of a warrant (the “Warrant”) to purchase from the Company up to a number of shares of Common Stock that would result in the Company receiving aggregate proceeds from the exercise of the Warrant of $1 million. The Warrant expires on November 28, 2018 and contains a cashless exercise feature. If the Warrant is exercised prior to May 29, 2017, the exercise price per share is $0.04. If the Warrant is exercised on or after May 29, 2017, the exercise price per share is equal to the lower of: (a) $0.04 and (b) 80% of the lowest daily VWAP (as defined in the Warrant) of the Common Stock for the thirty (30) consecutive trading day period immediately preceding the applicable exercise date.

The foregoing description of the APA, Consent, Exchange Agreement, and Warrant does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the APA, Consent, Exchange Agreement, and Warrant, copies of which are filed herewith as Exhibits 10.1, 10.2, and 10.3, and 10.4 respectively, and are incorporated by reference herein. The provisions of the APA, Consent, Exchange Agreement, and Warrant, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about our current state of affairs. Rather, investors and the public should look to other disclosures contained in our filings with the SEC.

Item 2.01. Completion or Acquisition or Disposition of Assets

The information set forth in Item 1.01 in this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Warrant and the shares of Common Stock issuable to the Holder upon exercise of the Warrant, was issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 3(a)(9) of the Securities Act thereunder.

Item 8.01. Other Events

On February 28, 2017, the Company issued a press release announcing the execution of the APA. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Neither the filing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in the press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at its internet address into this Current Report on Form 8-K. The information available at the Company’s internet address is not part of this Current report on Form 8-K or any other report filed by the Company with the SEC.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated as of February 28, 2017, by and among the Company, ADEX Corporation, and HWN, Inc.

10.2	Consent, dated as of February 28, 2017, by and among the Company and the Holders party thereto.

10.3	Securities Exchange Agreement, dated as of February 28, 2017, by and between the Company and the Holder party thereto.

10.4	Common Stock Purchase Warrant, dated February 28, 2017, executed by the Company in favor of the Holder party thereto.

10.5	10% Original Issue Discount Senior Secured Convertible Debenture, dated December 29, 2015, executed by the Company in favor of the Holder party thereto. (1)

10.6	8.25% Senior Secured Convertible Note, dated February 18, 2016, executed by the Company and VaultLogix, LLC in favor of the Holder party thereto. (2)

10.7	0.67% Senior Secured Note, dated May 17, 2016, executed by the Company in favor of the Holder party thereto. (3)

10.8	Securities Purchase Agreement, dated as of December 29, 2015, between the Company and the Purchasers party thereto. (4)

99.1	Press Release, dated March 1, 2017.

(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on December 30, 2015 and incorporated herein by reference.
(2)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 19, 2016 and incorporated herein by reference.
(3)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on May 23, 2016 and incorporated herein by reference.
(4)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on December 30, 2015 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

The statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended) that involve risks and uncertainties. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of the Company for future operations, other statements of expectation or belief, and any statements or assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected, including with respect to the additional $900,000 cash payment to be made to the Company in connection with the APA. The Company assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCLOUD SYSTEMS, INC.

Date: March 1, 2017	By:	/s/ Mark E. Munro
Mark E. Munro Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated as of February 28, 2017, by and among the Company, ADEX Corporation, and HWN, Inc.

10.2	Consent, dated as of February 28, 2017, by and among the Company and the Holders party thereto.

10.3	Securities Exchange Agreement, dated as of February 28, 2017, by and between the Company and the Holder party thereto.

10.4	Common Stock Purchase Warrant, dated February 28, 2017, executed by the Company in favor of the Holder party thereto.

10.5	10% Original Issue Discount Senior Secured Convertible Debenture, dated December 29, 2015, executed by the Company in favor of the Holder party thereto. (1)

10.6	8.25% Senior Secured Convertible Note, dated February 18, 2016, executed by the Company and VaultLogix, LLC in favor of the Holder party thereto. (2)

10.7	0.67% Senior Secured Note, dated May 17, 2016, executed by the Company in favor of the Holder party thereto. (3)

10.8	Securities Purchase Agreement, dated as of December 29, 2015, between the Company and the Purchasers party thereto. (4)

99.1	Press Release, dated March 1, 2017.

(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on December 30, 2015 and incorporated herein by reference.
(2)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 19, 2016 and incorporated herein by reference.
(3)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on May 23, 2016 and incorporated herein by reference.
(4)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on December 30, 2015 and incorporated herein by reference.